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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                     FORM 8-K/A

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): April 23, 1998

                              DATAMETRICS CORPORATION
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


                 0-8567                                95-3545701
        (Commission File Number)            (IRS Employer Identification No.)


                   26604 Agoura Road, Calabasas, California 91302
            (Address of principal executive offices, including zip code)

                                  (818) 871-0300
                (Registrant's telephone number, including area code)


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     This Form 8-K/A amends and completes the Registrant's Form 8-K that was filed with the Securities and Exchange Commission on April 30, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


            Exhibit
              No.                         Document Description
            -------      ---------------------------------------------------
             16.1        Letter of Deloitte & Touche LLP dated May 8, 1998
                         regarding its comments to the statements made by Registrant in Item 4 of Registrant's Form 8-K filed with the Securities and Exchange Commission on April
                         30, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATAMETRICS CORPORATION

Date: May 21, 1997
                              By:    \s\ Dan Ginns
                                     ----------------------
                                     Chief Executive Officer

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                                    EXHIBIT INDEX

               Exhibit
                 No.                        Document Description
               --------       ----------------------------------------------
                16.1          Letter of Deloitte & Touche LLP dated May 8,
                              1998 regarding its comments to the statements made by Registrant in Item 4 of Registrant's
                              Form 8-K filed with the Securities and Exchange
                              Commission on April 30, 1998.